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                                                                Exhibit 10.40(b)



                                 AMENDMENT NO. 1
                                     to the
                                    AGREEMENT


                  FIRST AMENDMENT, dated as of June 10, 2002 (this "AMENDMENT"), to the Agreement, dated as of December 31, 2001, as amended, supplemented or otherwise modified from time to time (the "CREDIT AGREEMENT"), between Printcafe Software, Inc. (formerly known as printCafe, Inc.), a Delaware corporation (the "BORROWER"), printCafe Systems, Inc., a Delaware corporation (the "MERGER SUBSIDIARY"), and Steven R. Peterson, Patricia J. Peterson and Richard J. Hagen (collectively, the "LENDERS").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrower and the Lenders consent to amend the Credit Agreement as hereinafter set forth; and

                  WHEREAS, the Lenders are willing to consent to the amendments on and subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

                  I. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  II. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of the Amendment Effective Date (as hereinafter defined):

                      2.1 SECTION 1.1. The following definition shall be inserted in alphabetical order to the definitions section of the Credit
Agreement:

                           "IPO": an initial public offering of the Borrower's
                  Capital Stock for aggregate gross proceeds of no less than $37,500,000 and which results in the Capital Stock being listed on the Nasdaq National Market System.

                      2.2 SECTION 1.1. The following definitions shall be deleted from the Credit Agreement in their entireties:

                      "PIK INTEREST" and "PIK INTEREST RATE".

                      2.3 SECTION 1.1.

                          (a) The definition of "Obligations" is hereby amended
                  to delete from the parenthetical "any PIK Interest and" in the first and second lines thereof.



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                          (b) The definition of "CREO DEBT" is hereby amended
                  by deleting such definition in its entirety and substituting in lieu thereof the following:

                              "CREO DEBT": Indebtedness of the Borrower in an
                      aggregate principal amount of $23,600,000 evidenced by the Creo Agreement, as amended by Amendment No. 1 thereto (provided that (i) all payments made on the Creo Debt in connection with the completion of the IPO do not exceed $11,800,000 of principal together with accrued interest, excluding attorneys fees, (ii) the prepayment fee paid in connection therewith does not exceed $3,700,000, and (iii) the interest rate on the Creo Debt shall be reduced to 4% per annum effective upon the completion of the IPO), as the same may be further amended, supplemented or otherwise modified from time to time as permitted by Section 6.10.

                          (c) The definition of "M DATA DEBT" is hereby amended
                  by deleting such definition in its entirety and substituting in lieu thereof the following:

                              "M DATA DEBT": Indebtedness of printCafe Systems
                      in an aggregate principal amount of $4,200,000 under the Amended and Restated Subordinated Non-Negotiable Promissory Note, dated as of December 31, 2001, issued to Michael J. Miller and Neil G. Miller, as amended by Amendment No. 1 thereto (provided that the interest rate on the M Data Debt shall be reduced to 8% per annum effective upon the completion of the IPO), as the same may be further amended, supplemented or otherwise modified from time to time as permitted by Section 6.10.

                      2.4 SECTION 2. Sections 2.3, 2.5, 2.6, 2.8, 2.9, 2.11 and
2.12 of the Credit Agreement are hereby amended by deleting each such provision in its entirety and substituting in lieu thereof the following:

                          "2.3 REPAYMENT OF NOTES. The Notes shall mature on
                  January 2, 2004."

                          "2.5 OPTIONAL PREPAYMENTS. The Borrower may at any
                  time and from time to time prepay the Notes, in whole or in part and without penalty or premium, upon irrevocable notice delivered to the Lenders at least 3 Business Days prior thereto, which notice shall specify the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. If any such prepayment shall be less than the entire unpaid principal amount of the Notes, the amount of such prepayment shall be applied pro rata on all Notes."


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                           "2.6 MANDATORY PREPAYMENTS.

                           (a) [Intentionally Omitted]

                           (b) If on any date any Group Member shall receive Net
                  Cash Proceeds from any Asset Sale (other than a Disposition of the Capital Stock of the Borrower) then such Net Cash Proceeds shall, subject to the prior payment in full of the Creo Debt, be applied on such date toward the prepayment of the Notes.

                           (c) Each prepayment of the Notes under this Section
                  2.6 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid, and, with respect to a prepayment pursuant to paragraph (b) of less than the entire unpaid principal amount of the Notes, applied pro rata on all Notes."

                           "2.8 INTEREST RATES AND PAYMENT DATES.

                           (a) The Notes shall bear interest at a rate per annum
                  equal to 8.0%. Accrued interest on the Notes shall be payable on each Interest Payment Date.

                           (b) RESERVED.

                           (c) To the extent permitted by applicable law, if all
                  or a portion of the principal amount of the Notes shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or if all or a portion of any interest payable on the Notes or any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per month equal to 2%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                           (d) Interest shall be payable in arrears on each
                  Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand."

                           "2.9 COMPUTATION OF INTEREST AND FEES(a) . Interest
                  and fees payable pursuant hereto shall be calculated on the basis of a 365-(or 366-, as the case may be) day year for the actual days elapsed, provided that interest payable pursuant to Section 2.8(c) shall be calculated on the basis of the number of days of such month for the actual days elapsed."

                           "2.11 PRO RATA TREATMENT AND PAYMENTS.

                           (a) The amount of each principal prepayment of the
                  Notes shall be applied PRO RATA to the Notes. Amounts prepaid on account of the Notes may not be reborrowed.


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                           (b) All payments (including prepayments) to be made
                  by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Lenders by wire transfer to an account or accounts specified by the Lenders, in Dollars and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day."

                           "2.12 REQUIREMENTS OF LAW. RESERVED."

                       2.5 SECTION 3.13(a). Section 3.13(a) is hereby amended to add at the end thereof before the final semi-colon the following parenthetical: "(except such changes effected in connection with the IPO)".

                       2.6 SECTION 3.13(d). Section 3.13(d) is hereby amended to add at the end thereof before the final semi-colon the following parenthetical:
"(except in connection with the IPO)".

                       2.7 SECTION 5.1(c). Section 5.1(c) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                           "The Borrower shall not be required to provide and
                  shall not provide the financial statements referred to in this
                  Section 5.1(c) unless and until the same shall be requested in writing by all the Lenders."

                       2.8 SECTION 5.6(c). Section 5.6(c) of the Credit Agreement is hereby amended by deleting such provision in its entirety and substituting in lieu thereof the following:

                           "(c) in the event that the Lenders do not have a
                  representative who is a member of the Borrower's Board of Directors, grant the Lenders the right (exercisable at the option of the Lenders by written notice by all the Lenders to the Borrower) to have a representative, who shall be one of the Lenders, attend all meetings of the Board of Directors of the Borrower as an observer, and, following the Borrower's receipt of such notice appointing such representative (but at no time prior to the Borrower's receipt of such notice), provide the observer (i) prompt notice of such meeting and copies of any agenda or other documentation accompanying such notice, and (ii) access to all other written communications, minutes and materials."

                       2.9 SECTION 5.11. Section 5.11 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                           "The obligations of the Borrower pursuant to this
                  Section shall survive the termination of this Agreement and the payment of the Notes and remain binding upon the Borrower until June 30, 2006."


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                  III. CONDITIONS PRECEDENT. This Amendment shall become
effective as of the date hereof when each of the conditions precedent set forth below shall have been fulfilled (the date such conditions are fulfilled, the "AMENDMENT EFFECTIVE DATE"):

                       3.1 AMENDMENT. The Lenders shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower, printCafe Systems and the Subsidiary Guarantors shall have consented to this Amendment as set forth herein.

                       3.2 OCCURRENCE OF IPO. The Borrower shall have completed the IPO by June 30, 2002. In the event that the Borrower does not complete the IPO by June 30, 2002, this Amendment shall not become effective (except as otherwise provided in Section 4.3 of this Amendment) and the terms of the Credit Agreement shall continue to control and be in full force and effect.

                       3.3 REPAYMENT AND ACCOMMODATION FEE. Upon consummation of the IPO, the Borrower shall (i) pay to the Lenders, by wire transfer to an account or accounts specified by the Lenders, a cash payment of $6,000,000 of principal of the Notes, such payment to be applied PRO RATA on all Notes, and all accrued cash interest and PIK Interest (as defined in the Credit Agreement, as in effect immediately prior to the Amendment Effective Date) on the full $8,000,000 outstanding principal amount of the Notes, up to and including the date of the IPO, and (ii) execute and deliver to the Lenders addenda to the Notes, in form and substance satisfactory to the Lenders, (A) reflecting the changes in the terms and conditions thereof contemplated by this Amendment, and
(B) acknowledging the outstanding principal amount of each Note, giving effect to the prepayment of principal referred to in clause (i) above and the capitalization of an accommodation fee of $350,000 (the "Accomodation Fee") payable, on a PRO RATA basis, by the Borrower to the Lenders in connection with the IPO (such outstanding principal amounts being the amounts set forth on EXHIBIT 3.3 to this Amendment).

                       3.4 LEASE AMENDMENT. Upon consummation of the IPO, the Borrower (as guarantor) and the Merger Subsidiary shall execute and deliver an amendment to the lease subject to the First Amendment to Lease Agreement referred to in Section 4.1(b) of the Credit Agreement, substantially in the form of Exhibit 3.4 to this Amendment, extending the term of such lease for a period of one year.

                       3.5 CREDITOR DOCUMENTS. Amendment No. 1 with respect to each of the Creo Debt and the M Data Debt in the form of EXHIBIT 3.5(a) and
EXHIBIT 3.5(b), respectively, to this Amendment and shall be effective, and Creo and the Lenders shall have executed an agreement, substantially in the form of
EXHIBIT 3.5(c) to this Amendment, acknowledging and consenting to the transactions contemplated to occur in connection with the IPO and, giving effect to such transactions, confirming the arrangements in the Intercreditor Agreement.

                       3.6 CONSENTS. The Borrower shall have obtained any approvals from shareholders or third parties necessary to consummate the transactions contemplated by this Amendment and the other transactions contemplated to occur in connection with the IPO.


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                  IV. General.

                      4.1 REPRESENTATION AND WARRANTIES. The representations and warranties set forth in the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof, except as they may specifically relate to an earlier date and except as specifically disclosed by the Borrower in writing in connection with this Amendment.

                      4.2 CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the the Lenders except as expressly stated herein. Except as expressly waived or amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                      4.3 PAYMENT OF LENDER'S EXPENSES. The Borrower shall reimburse the Lenders for their reasonable attorneys fees incurred in connection with the negotiation and execution of this Amendment along with outstanding invoices of Gray Plant (#278470, #279538, #281615, and #282937) in the aggregate amount of $9,637.80. Within one Business Day of the date hereof, the Borrower shall pay, by wire transfer to an account specified by Gray Plant (counsel for the Lenders), the outstanding balance of such invoices along with a $20,000 deposit for the expenses of the Lenders and costs and fees of their counsel in connection with the negotiation and execution of this Amendment and related documentation. In the event that the actual reasonable fees incurred by the Lenders in connection with the negotiation and execution of this Amendment and related documentation (and exclusive of the amounts of such outstanding invoices) are greater than the $20,000 deposit, the Borrower shall pay such additional amount to the Lenders on the Amendment Effective Date or, if this Amendment shall not become effective, upon presentation of invoices therefor and, in the event that such actual reasonable fees so incurred by the Lenders are less than the $20,000 deposit, the Lenders shall reimburse the Borrower for such difference on the Amendment Effective Date or, if this Amendment shall not become effective, upon request by the Borrower. The obligations of the Borrower pursuant to this Section shall be binding upon the Borrower even if this Amendment shall not become effective. The Lenders shall promptly provide reasonable documentation of all fees and expenses upon request by the Borrower.

                      4.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                      4.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                      4.6 SECURITY DOCUMENTS, ETC. The Borrower acknowledges and agrees that (i) all obligations of the Borrower under the Credit Agreement, as amended by the foregoing Amendment, and the other Loan Documents (including without limitation the Notes, after giving effect to the prepayment and the capitalization of the Accommodation Fee contemplated by


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Section 3.3 of this Amendment), are Obligations which are secured by the
Security Documents to which it is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to this Amendment), and (iii) all references to the Notes in the Security Documents refer to the Notes under the Credit Agreement (after giving effect to the prepayment and the capitalization of the Accommodation Fee contemplated by Section 3.3 of this Amendment).




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                 PRINTCAFE SOFTWARE, INC., as Borrower

                                 By:       /s/ Marc Olin
                                    --------------------------------------------
                                 Name:  Marc Olin
                                 Title: CEO


                                 PRINTCAFE SYSTEMS, INC., as Merger Subsidiary


                                 By:       /s/ Marc Olin
                                    --------------------------------------------
                                 Name:  Marc Olin
                                 Title: CEO


                                 /s/ Steven R. Peterson
                                 -----------------------------------------------
                                 Steven R. Peterson, as Lender


                                 /s/ Patricia J. Peterson
                                 -----------------------------------------------
                                 Patricia J. Peterson, as Lender


                                 /s/ Richard J. Hagen
                                 -----------------------------------------------
                                 Richard J. Hagen, as Lender



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                              CONSENT TO AMENDMENT


                  The undersigned Subsidiary Guarantors do hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Borrower under the Credit Agreement, as amended by the foregoing Amendment, and the other Loan Documents (including without limitation the Notes, after giving effect to the prepayment and the capitalization of the Accommodation Fee contemplated by Section 3.3 of the foregoing Amendment) are Obligations which are secured and guaranteed by the Security Documents to which it is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment), and (iii) all references to the Notes in the Security Documents refer to the Notes under the Credit Agreement (after giving effect to the prepayment and the capitalization of the Accommodation Fee contemplated by Section 3.3 of the foregoing Amendment).


                               A.H.P. SYSTEMS, INC.
                               AUTOMATION, INC.
                               CONSTELLATION SOFTWARE OF NEW HAMPSHIRE, INC. LOGIC ASSOCIATES, INC.
                               LOGIC COVALENT CORPORATION
                               M DATA, INC.
                               PRINTCAFE SYSTEMS, INC.
                               PRINTCAFE IP MANAGEMENT, INC.
                               PROGRAMMED SOLUTIONS, INC.


                               By:  /s/ Marc Olin
                                    ----------------------------------------
                               Name:    Marc Olin
                               Title:   CEO







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                                   EXHIBIT 3.3

                         PRINCIPAL BALANCE OF THE NOTES
       (GIVING EFFECT TO PREPAYMENT AND ACCOMMODATION FEE CAPITALIZATION)


Lender                                       Outstanding Principal Balance
------                                       -----------------------------

Steven R. Peterson                                     $587,500

Patricia J. Peterson                                   $587,500

Richard J. Hagen                                       $1,175,000